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                                                                      Exhibit 23


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8, No. 33-36157 and Form S-8, No. 33-54164) pertaining to the stock option plans of Fuqua Enterprises, Inc. (formerly Vista Resources, Inc.) of our report dated December 5, 1995, with respect to the financial statements of Basic American Medical Products, Inc. included in Fuqua's Form-8K/A dated November 8, 1995.



                                                           ERNST & YOUNG LLP





Atlanta, Georgia
January 22, 1996